UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.4%
District of Columbia—4.1%
$150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375%		10/01/2029	$163,824

230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2030	263,357

1,300,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.600	[2]	10/01/2035	595,309

5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.910	[2]	10/01/2040	1,704,450

1,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[3]	10/01/2044	1,093,080

					3,820,020

Virginia—58.2%
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500		07/15/2035	214,054

2,051,000	Celebrate, VA North CDA Special Assessment[4]	6.750		03/01/2034	1,324,782

1,200,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	659,976

25,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.300		07/01/2024	25,031

45,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.400		01/01/2031	45,034

1,715,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)[1]	5.250		03/01/2032	1,726,628

4,000,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		05/15/2044	4,540,720

5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		08/15/2023	5,880

25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875		08/01/2027	25,050

80,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500		05/01/2029	80,130

10,000	Fairfax County, VA Redevel. & Hsg. Authority (Hsg. For the Elderly)[1]	6.100		09/01/2026	10,024

1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800		03/01/2036	312,538

1,470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450		03/01/2036	367,559

1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125		03/01/2036	325,052

210,000	Henrico County, VA EDA (Bon Secours Health Systems)[1]	5.250		11/01/2042	234,305

511,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2054	25,550

2,369,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,319,535

2,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	2,224,068

1,500,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.350		09/01/2028	1,593,375

300,000	Prince William County, VA IDA (George Mason University Foundation)[1]	5.500		09/01/2031	344,190

1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	1,037,290

330,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300		09/01/2031	331,564

3,110,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150		09/01/2024	3,131,490

1 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$1,850,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico- Richmond)[1]	5.000%		08/01/2036	$1,865,596
4,990,000	University of Virginia[1]	5.000		06/01/2043	5,785,705
4,000,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	4,005,080
1,785,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	1,788,963
3,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2029	3,635,400
2,000,000	VA Hsg. Devel. Authority[1]	5.100		10/01/2038	2,193,320
1,000,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		10/01/2038	1,099,050
65,000	VA Hsg. Devel. Authority, Series A1	5.100		10/01/2035	66,550
15,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	4.750		07/01/2020	15,045
20,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)	5.000		07/01/2028	20,075
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750		04/01/2041	286,060
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500		04/01/2033	282,775
22,000,000	VA Tobacco Settlement Authority	5.770	[2]	06/01/2047	377,080
195,355,000	VA Tobacco Settlement Authority	10.821	[2]	06/01/2047	3,946,171
7,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200	[3]	06/01/2046	5,775,840
280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	320,093
545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	623,545
305,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	336,070
965,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	993,834

					54,320,077
U.S. Possessions—47.1%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	37,544
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	891,952
350,000	Guam Power Authority, Series A1	5.000		10/01/2027	409,713
125,000	Guam Power Authority, Series A1	5.000		10/01/2030	147,354
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	148,542
1,795,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,594,373
800,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	539,304
205,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	134,392
450,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[3]	07/01/2024	323,699
250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	169,768
1,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,272,057
145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	145,621
2,150,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	1,417,645
1,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	666,770
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2029	666,320
500,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	329,635
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	661,790
2,565,000	Puerto Rico Commonwealth GO	5.000		07/01/2041	1,659,119

2 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$755,000	Puerto Rico Commonwealth GO	5.125%		07/01/2031	$490,289
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	662,480
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	655,690
2,600,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,733,628
170,000	Puerto Rico Commonwealth GO	5.750		07/01/2038	112,117
1,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2035	998,150
240,000	Puerto Rico Commonwealth GO	5.000		07/01/2034	155,280
2,000,000	Puerto Rico Electric Power Authority, Series A5	6.750		07/01/2036	1,300,440
230,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2030	148,155
225,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	144,938
350,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2027	225,425
200,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2029	128,826
580,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2028	373,572
600,000	Puerto Rico Electric Power Authority, Series XX5	5.750		07/01/2036	386,508
3,325,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2040	2,142,530
50,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2035	32,216
275,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2026	177,114
245,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2025	157,792
1,885,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2033	1,850,109
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	164,765
200,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2023	47,578
150,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	35,040
470,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	147,824
3,110,000	Puerto Rico Infrastructure	7.002	[2]	07/01/2032	499,590
40,000	Puerto Rico Infrastructure	5.000		07/01/2046	5,800
1,000,000	Puerto Rico Infrastructure	7.000	[2]	07/01/2033	148,390
500,000	Puerto Rico Infrastructure	7.000	[2]	07/01/2035	110,255
5,600,000	Puerto Rico Infrastructure	7.391	[2]	07/01/2030	1,049,888
310,000	Puerto Rico Infrastructure	6.800	[2]	07/01/2029	109,415
820,000	Puerto Rico Infrastructure	7.050	[2]	07/01/2042	75,719
1,695,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	864,874
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	459,052
4,535,000	Puerto Rico Infrastructure Financing Authority	6.800	[2]	07/01/2031	786,913
50,000	Puerto Rico ITEMECF (Galeria Tower San Patricio)[1]	7.100		04/01/2038	34,877
1,585,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	1,620,298
230,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	226,950
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	71,483
25,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2021	25,021
2,985,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	2,754,886
500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	320,485
1,000,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	569,070
1,515,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	945,966
250,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	152,253
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2027	1,020,340
2,000,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	1,291,300
250,000	Puerto Rico Public Finance Corp., Series B6	5.500		08/01/2031	40,000
1,000,000	Puerto Rico Public Finance Corp., Series B6	6.000		08/01/2026	160,000
3,710,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	1,560,834

3 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$585,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890%[2]		08/01/2034	$62,490
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	405,810
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	418,220
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[2]	08/01/2044	800,050
4,125,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	1,694,385
13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.287	[2]	08/01/2056	704,196
1,255,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2038	506,405
1,955,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	807,943
250,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[3]	08/01/2032	97,833

					43,887,055
Total Investments, at Value (Cost $130,338,041)—109.4%					102,027,152
Net Other Assets (Liabilities)—(9.4)					(8,761,398)

Net Assets—100.0%					$93,265,754

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CDA  Communities Devel. Authority

EDA  Economic Devel. Authority

GO  General Obligation

IDA  Industrial Devel. Agency

ITEMECF Industrial, Tourist, Educational, Medical and Environmental Community Facilities

TASC  Tobacco Settlement Asset-Backed Bonds

4 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  December 31, 2015 Unaudited

1. Organization

Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean

5 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

6 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

7 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
District of Columbia	$—	$3,820,020	$—	$3,820,020
Virginia	—	53,314,928	1,005,149	54,320,077
U.S. Possessions	—	43,887,055	—	43,887,055

Total Assets	$—	$101,022,003	$1,005,149	$102,027,152

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investment and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is

8 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

4. Investment and Risks (Continued)

paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate

9 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

4. Investment and Risks (Continued)

security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund

10 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

4. Investment and Risks (Continued)

includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

At period end, the fund had no outstanding inverse floaters.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,219,048
Market Value	$200,000
Market Value as % of Net Assets	0.21%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $5,217,516, representing 5.59% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

11 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$130,338,166

Gross unrealized appreciation	6,018,290
Gross unrealized depreciation	(34,329,304)

Net unrealized depreciation	$(28,311,014)

12 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016